EXHIBIT 32
SECTION 1350 CERTIFICATION OF JOHN M. PECK AND SYLVIA QUINTERO

SECTION 1350 CERTIFICATION

In connection with the quarterly report of International Aerospace Enterprises, Inc. (“Company”) on Form 10-K for the year ended December 31, 2009 as filed with the Securities and Exchange Commission (“Report”), the undersigned, in the capacities and on the dates indicated below, hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to their knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 15, 2010	By:	/s/ John M. Peck
John M. Peck,
Chief Executive Officer

Dated: April 15, 2010	By:	/s/ Sylvia C. Quintero
Sylvia C. Quintero,
Treasurer